UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 26, 2026
(Date of earliest event reported)

BBCMS Mortgage Trust 2026-5C41
(Central Index Key Number 0002130435)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

UBS AG New York Branch

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-07	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.        Entry into a Material Definitive Agreement.

On May 21, 2026, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2026-5C41, Commercial Mortgage Pass-Through Certificates, Series 2026-5C41 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of May 1, 2026 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Trimont LLC, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2026-5C41 (the “Issuing Entity”), a common law trust formed on May 21, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The Mortgage Loan secured by the mortgaged property identified as “Compass Storage National Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Compass Storage National Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Compass Storage National Portfolio Whole Loan”) that also includes two (2) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to May 21, 2026, the Compass Storage National Portfolio Whole Loan was being serviced and administered pursuant to the pooling and servicing agreement relating to the BMO 2026-5C14 Mortgage Trust securitization.

As of May 26, 2026, the Compass Storage National Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2026 (the “BMARK 2026-V22 Pooling and Servicing Agreement” or “V22 PSA”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, BellOak, LLC, as operating advisor, BellOak, LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

The servicing terms of the BMARK 2026-V22 Pooling and Servicing Agreement applicable to the servicing of the Compass Storage National Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on May 4, 2026. The BMARK 2026-V22 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 6.02.        Change of Servicer or Trustee.

Capitalized terms used in this section without definition or without previously being defined above have the meanings assigned to them in the Pooling and Servicing Agreement.

LNR Partners, LLC (“LNR Partners”), a Florida limited liability company and a subsidiary of Starwood Property Trust, Inc. (“STWD”), is the special servicer under the V22 PSA. The principal executive offices of LNR Partners are located at 2340 Collins Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

STWD through its subsidiaries, affiliates and joint ventures, is involved in the real estate finance, management and development business and engages in, among other activities:

•	acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,

•	investing in high-yielding real estate-related debt and equity, and

•	investing in, and managing as special servicer, unrated, below investment grade rated and investment grade rated commercial mortgage backed securities.

LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer as more particularly described in the V22 PSA, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over 28 years. The number of commercial mortgage backed securitization pools specially serviced by LNR Partners and its affiliates has increased from 46 in December 1998 to 186 as of March 31, 2026. More specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to:

•	84 domestic commercial mortgage backed securitization pools as of December 31, 2001, with a then current face value in excess of $53 billion;

•	101 domestic commercial mortgage backed securitization pools as of December 31, 2002, with a then current face value in excess of $67 billion;

•	113 domestic commercial mortgage backed securitization pools as of December 31, 2003, with a then current face value in excess of $79 billion;

•	134 domestic commercial mortgage backed securitization pools as of December 31, 2004, with a then current face value in excess of $111 billion;

•	142 domestic commercial mortgage backed securitization pools as of December 31, 2005, with a then current face value in excess of $148 billion;

•	143 domestic commercial mortgage backed securitization pools as of December 31, 2006, with a then current face value in excess of $201 billion;

•	143 domestic commercial mortgage backed securitization pools as of December 31, 2007 with a then current face value in excess of $228 billion;

•	138 domestic commercial mortgage backed securitization pools as of December 31, 2008 with a then current face value in excess of $210 billion;

•	136 domestic commercial mortgage backed securitization pools as of December 31, 2009 with a then current face value in excess of $191 billion;

•	144 domestic commercial mortgage backed securitization pools as of December 31, 2010 with a then current face value in excess of $201 billion;

•	140 domestic commercial mortgage backed securitization pools as of December 31, 2011 with a then current face value in excess of $176 billion;

•	131 domestic commercial mortgage backed securitization pools as of December 31, 2012 with a then current face value in excess of $136 billion;

•	141 domestic commercial mortgage backed securitization pools as of December 31, 2013 with a then current face value in excess of $133 billion;

•	152 domestic commercial mortgage backed securitization pools as of December 31, 2014 with a then current face value in excess of $135 billion;

•	159 domestic commercial mortgage backed securitization pools as of December 31, 2015 with a then current face value in excess of $111 billion;

•	153 domestic commercial mortgage backed securitization pools as of December 31, 2016 with a then current face value in excess of $87 billion;

•	160 domestic commercial mortgage backed securitization pools as of December 31, 2017 with a then current face value in excess of $68.9 billion;

•	175 domestic commercial mortgage backed securitization pools as of December 31, 2018 with a then current face value in excess of $78.6 billion;

•	185 domestic commercial mortgage backed securitization pools as of December 31, 2019 with a then current face value in excess of $93.9 billion;

•	162 domestic commercial mortgage backed securitization pools as of December 31, 2020 with a then current face value in excess of $82.2 billion;

•	172 domestic commercial mortgage backed securitization pools as of December 31, 2021 with a then current face value in excess of $97.4 billion;

•	182 domestic commercial mortgage backed securitization pools as of December 31, 2022 with a then current face value in excess of $112.3 billion;

•	178 domestic commercial mortgage backed securitization pools as of December 31, 2023 with a then current face value in excess of $101.9 billion;

•	196 domestic commercial mortgage backed securitization pools as of December 31, 2024 with a then current face value in excess of $111.8 billion;

•	188 domestic commercial mortgage backed securitization pools as of December 31, 2025 with a then current face value in excess of $99.1 billion; and

•	184 domestic commercial mortgage backed securitization pools as of March 31, 2026 with a then current face value in excess of $97 billion.

As of March 31, 2026, LNR Partners has resolved approximately $95.5 billion of U.S. commercial and multifamily loans over the past 28 years, including approximately $1.1 billion of U.S. commercial and multifamily mortgage loans during 2001, approximately $1.9 billion of U.S. commercial and multifamily mortgage loans during 2002, approximately $1.5 billion of U.S. commercial and multifamily mortgage loans during 2003, approximately $2.1 billion of U.S. commercial and multifamily mortgage loans during 2004, approximately $2.4 billion of U.S. commercial and multifamily mortgage loans during 2005, approximately $0.9 billion of U.S. commercial and multifamily mortgage loans during 2006, approximately $1.4 billion of U.S. commercial and multifamily mortgage loans during 2007, approximately $1.0 billion of U.S. commercial and multifamily mortgage loans during 2008, approximately $1.2 billion of U.S. commercial and multifamily mortgage loans during 2009, approximately $7.7 billion of U.S. commercial and multifamily mortgage loans during 2010, approximately $10.9 billion of U.S. commercial and multifamily mortgage loans during 2011, approximately $11.7 billion of U.S. commercial and multifamily mortgage loans during 2012, approximately $6.5 billion of U.S. commercial and multifamily mortgage loans during 2013, approximately $6.3 billion of U.S. commercial and multifamily mortgage loans during 2014, approximately $6 billion of U.S. commercial and multifamily mortgage loans during 2015, approximately $3.9 billion of U.S. commercial and multifamily mortgage loans during 2016, approximately $4.5 billion of U.S. commercial and multifamily mortgage loans during 2017, approximately $3.8 billion of U.S. commercial and multifamily mortgage loans during 2018, approximately $2.6 billion of U.S. commercial and multifamily mortgage loans during 2019, approximately $2.9 billion of U.S. commercial and multifamily mortgage loans during 2020, approximately $4.8 billion of U.S. commercial and multifamily mortgage loans during 2021, approximately $3 billion of U.S. commercial and multifamily mortgage loans during 2022, approximately $1.4 billion of U.S. commercial and multifamily mortgage loans during 2023, approximately $3.8 billion of U.S. commercial and multifamily mortgage loans during, 2024, approximately $1.9 billion of U.S. commercial and multifamily mortgage loans during 2025, and approximately $1.9 billion of U.S. commercial and multifamily mortgage loans through March 31, 2026.

STWD or one of its affiliates generally seeks CMBS investments where it has the right to appoint LNR Partners as the special servicer. LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia, California, New York and North Carolina. As of March 31, 2026, LNR Partners and its affiliates specially service a portfolio, which included approximately 4,925 assets across the United States with a then current face value of approximately $97 billion, all of which are commercial real estate assets. Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as secure the mortgage loans backing the certificates. Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth. LNR Partners does not service any assets other than commercial real estate assets.

LNR Partners maintains internal and external watch lists, corresponds with master servicers on a monthly basis and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the loan documents) designed to maximize value from the assets for the benefit of the certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the applicable servicing standard. Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans. They are (i) the condition and type of mortgaged property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged property is located and (iv) the actual terms, conditions and provisions of the underlying loan documents. After each of these items is evaluated and considered, LNR Partners’ strategy is guided by the servicing standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

LNR Partners has the highest ratings afforded to special servicers by S&P (strong), Fitch (CSS1) and Morningstar DBRS (CS1).

There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the V22 PSA for assets of the same type included in this securitization transaction. LNR Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to this securitization transaction. LNR Partners does not believe that its financial condition will have any adverse effect on the performance of its duties under the V22 PSA and, accordingly, will not have any material impact on the Mortgage Pool performance or the performance of the Certificates. Generally, LNR Partners’ servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements. LNR Partners does not have any material advancing obligations with respect to the commercial mortgage backed securitization pools as to which it acts as special servicer. Generally, LNR Partners has the right, but not the obligation, to make property related servicing advances in emergency situations with respect to commercial mortgage backed securitization pools as to which it acts as special servicer.

LNR Partners will not have primary responsibility for custody services of original documents evidencing the Compass Storage National Portfolio mortgage loan. On occasion, LNR Partners may have custody of certain of such documents as necessary for enforcement actions involving such mortgage loan or otherwise. To the extent that LNR Partners has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard.

No securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer. LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by LNR Partners with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer.

There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the subject securitization, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR Partners in connection with its special servicing of commercial mortgaged backed securitization pools generally.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated, by governmental authorities, against LNR Partners or of which any of its property is the subject, that are material to the Certificateholders.

LNR Partners is not an affiliate of the depositor, the underwriters, the issuing entity, the master servicer, the trustee, the certificate administrator, the operating advisor, the asset representations reviewer, any sponsor (other than SMC), any originator (other than SMC) or any significant obligor. LNR Partners, however, is an affiliate of SMC, one of the sponsors and an originator.

Except as disclosed herein and except for LNR Partners acting as special servicer under the V22 PSA and SMC being one of the sponsors and an originator of some of the Mortgage Loans, there are no specific relationships that are material involving or relating to this securitization transaction or the securitized mortgage loans between LNR Partners or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicer, the special servicer, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years. In addition, other than as disclosed herein, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party – apart from this securitization transaction – between LNR Partners or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicer, the special servicer, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years and that are material to an investor’s understanding of the certificates.

In the commercial mortgage backed securitizations in which LNR Partners acts as special servicer, LNR Partners may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, LNR Partners’ appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace LNR Partners as the special servicer.

Except as described above, neither LNR Partners nor any of its affiliates currently hold any Certificates issued by the issuing entity or any other economic interest in this securitization although, for the avoidance of doubt, LNR Partners will be entitled special servicer fees and certain other fees and compensation as provided in the V22 PSA. However, LNR Partners or its affiliates may, from time to time after the initial sale of the Certificates to investors on the Closing Date, acquire Certificates pursuant to secondary market transactions. Any such party will have the right to dispose of such Certificates at any time.

Item 9.01.        Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2026, among Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, BellOak, LLC, as operating advisor, BellOak, LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2026	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Chief Executive Officer